UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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(AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

EXELON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXELON CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. **Note: Please retain and use this card as an admission ticket if you plan to attend the annual meeting. This ticket is not transferable. Please refer to the proxy statement for further instructions if you plan to attend the annual meeting.**

EXELON CORPORATION

10 SOUTH DEARBORN STREET

P.O. BOX 805398

CHICAGO, IL 60680-5398

Shareholder Meeting to be held on 04/28/09

Proxy Materials Available

• • Notice and Proxy Statement

• 2008 Summary Annual Report 2008 Financial Information

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 04/14/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET—www.proxyvote.com

2) BY TELEPHONE—1-800-579-1639

3) BY E-MAIL*—sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual Meeting Date: 04/28/09

Meeting Time: 9:30AM Eastern Time For holders as of: 03/02/09

Meeting Location:

PECO Energy Company Headquarters 2301 Market Street Philadelphia, PA 19102

How To Vote

Vote In Person

If you plan to attend this meeting, please bring this Notice and a valid photo ID and present them at the Shareholder Registration Table upon arrival. Ballots will be distributed at the meeting.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board recommends a vote “FOR” each director nominee.

Proposal 1: The Election of Directors

Nominees:

1a. John A. Canning, Jr. 1b. M. Walter D’Alessio 1c. Bruce DeMars 1d. Nelson A. Diaz 1e. Rosemarie B. Greco 1f. Paul L. Joskow 1g. John M. Palms 1h. John W. Rogers, Jr. 1i. John W. Rowe 1j. Stephen D. Steinour

The Board recommends a vote “FOR” the renewal.

Proposal 2: The Renewal of the Exelon Corporation Annual Incentive Plan for Senior Executives effective January 1, 2009

The Board recommends a vote “FOR” the ratification.

Proposal 3: The Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Accountant for 2009.

The Board recommends a vote “AGAINST” this proposal.

Proposal 4: A Shareholder Recommendation to Prepare a Report Showing that Exelon’s Actions to Reduce Global Warming Have Reduced Mean Global Temperature or Avoided Disasters.

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